UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2026

HyOrc Corporation

(Exact name of registrant as specified in its charter)

Wyoming	000-51048	91-1910791
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3050 Post Oak Boulevard, Suite 510-Q60, Houston, Texas 77056

(281) 532 9034

Registrant’s telephone number, including area code

(Former Name or Former Address

if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of Each Exchange on which Registered
None	HYOR	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 13, 2026, HyOrc Corporation (the “Company”) entered into a First Amendment to Promissory Note and Securities Purchase Agreement (the “Amendment”) with GS Capital Partners, LLC (“GS Capital”), relating to the $150,000 promissory note originally issued by the Company to GS Capital on March 13, 2026 (the “Note”).

Pursuant to the Amendment, the maturity date of the Note was extended from September 13, 2026 to March 13, 2027. In consideration for the extension, $15,000 was added to the outstanding principal balance of the Note, resulting in an amended principal balance of $165,000. The outstanding principal balance continues to bear interest at the existing rate of 12% per annum.

In addition, the 250,000 shares of the Company’s common stock previously issued to GS Capital as returnable shares will cease to constitute returnable shares and will remain the property of GS Capital. The Company will have no further right to require the return or cancellation of such shares.

GS Capital also acknowledged and agreed that the extension of the maturity date and the other amendments became effective prior to the occurrence of any Event of Default resulting from nonpayment on the original maturity date and that no Event of Default will arise solely as a result of the Company not paying the Note on September 13, 2026.

Except as expressly amended by the Amendment, the Note, Securities Purchase Agreement and related transaction documents remain unchanged and in full force and effect.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	First Amendment to Promissory Note and Securities Purchase Agreement, dated September 13, 2026, by and between HyOrc Corporation and GS Capital Partners, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ K. Reginald Fubara
K. Reginald Fubara
Chief Executive Officer
HyOrc Corporation
Date: September 17, 2026